SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange of 1934


Filed by Registrant [ X ]
Filed by Party other than the Registrant [   ]
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[    ] Preliminary  Proxy  Statement
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[    ] Definitive  Additional  Materials
[    ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or 240.14a-12
[    ] Confidential,  for Use of the Commission Only
       (as permitted by Rule 14-6(e)(2)

                          INSITUFORM EAST, INCORPORATED
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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